Treasury Stock	12 Months Ended
Dec. 31, 2013
Equity [Abstract]
Treasury Stock

NOTE L — Treasury Stock

Common stock held in treasury totaled 22,249,144 shares with a cost of $317.0 million at December 31, 2013 and 21,829,954 shares with a cost of $311.0 million at December 31, 2012. Approximately 8.4 million shares are available for future issuances.

In May 2008, CTS’ Board of Directors authorized a program to repurchase up to one million shares of its common stock in the open market at a maximum price of $13 per share. The authorization had no expiration. Reacquired shares will be used to support equity-based compensation programs and for other corporate purposes. During 2012, 574,153 shares were repurchased under this program. This repurchase program was completed in July 2012.

In August 2012, CTS’ Board of Directors authorized a program to repurchase up to one million shares of its common stock in the open market at a maximum price of $13 per share. In August 2013, CTS’ Board of Directors amended the August 2012 share repurchase program by removing the provision that the price per share have a maximum price of $13. The authorization has no expiration. Reacquired shares will be used to support equity-based compensation programs and for other corporate purposes. Under this program, 419,190 shares and 531,695 shares were repurchased in 2013 and 2012, respectively.

In June 2013, CTS’ Board of Directors authorized a program to repurchase up to one million shares of its common stock in the open market. The authorization has no expiration. Reacquired shares will be used to support equity-based compensation programs and for other corporate purposes. During 2013, there were no shares repurchased under this program.